Exhibit 99.2

Utz Quality Foods Reports Strong Second Quarter 2020 Selected Financial Results

Business Combination with Collier Creek Holdings to Form Utz Brands, Inc. Remains On Track to Close in the Third Quarter

Hanover, Pa., July 29, 2020 – Utz Quality Foods, LLC (“Utz” or the “Company”), a leading U.S. manufacturer of branded salty snacks, today announced second quarter 2020 Pro Forma Net Sales and profit results. Collier Creek Holdings (“Collier Creek”) (NYSE: CCH, CCH.U, CCH WS), a special purpose acquisition company, also provided an update on Utz’s 2020 projections.

As previously announced, Utz and Collier Creek have entered into a definitive agreement for a business combination that will introduce Utz Brands, Inc. as a NYSE-listed public company under the ticker symbol “UTZ.”

Utz reported Pro Forma Net Sales for the three-month period ended June 28, 2020 of $242 million, an 11% increase over the prior year period of $218 million. The Company reported second quarter 2020 Further Adjusted EBITDA of $33 million, a 15% increase over the prior year period of $29 million.

Collier Creek now expects 2020 Pro Forma Net Sales of $932 million for Utz, an 8% increase over the prior year of $866 million. Collier Creek is not updating its previously provided 2020 Further Adjusted EBITDA projection of $124 million for Utz, which now reflects incremental marketing and brand building investments that Utz intends to make to retain the new households eating Utz products that were generated during COVID-19 and to accelerate future growth. Collier Creek is also not updating its 2021 projections for Utz, despite higher projected 2020 Pro Forma Net Sales than originally forecasted.

“I am incredibly proud of the resilience of our team during a dynamic operating environment, which resulted in record sales for the quarter,” stated Dylan Lissette, CEO of Utz. “These results demonstrate Utz’s ability to generate sustained business momentum in the salty snacks industry, and we believe we are well positioned for continued growth in 2020 and beyond.”

“Utz’s impressive second quarter results underscore our confidence in the business and its strong future growth trajectory,” commented Roger Deromedi, Co-Founder of Collier Creek and future Chairman of Utz Brands, Inc. “We continue to work closely with the Utz team and expect to close our transaction in the third quarter of 2020.”

Utz Brands, Inc. currently expects to provide its first full year 2020 guidance as a new public company with its third quarter 2020 earnings release in November 2020. 2021 full year guidance is expected to be provided with Utz Brands, Inc.’s fourth quarter 2020 earnings release in March 2021.

A short investor presentation providing more detail related to Utz’s second quarter 2020 results will be included in a current report on Form 8-K to be filed by Collier Creek with the U.S. Securities and Exchange Commission (“SEC”).

About Utz

Founded in 1921, Utz is the largest family-owned salty snack company in the U.S., producing a full line of potato chips, pretzels, cheese snacks, veggie snacks, pork skins, pub / party mixes, and other snacks.

The Company’s iconic brands, which include Utz®, Zapp's®, Golden Flake®, Good Health®, Boulder Canyon®, Hawaiian Brand®, Dirty®, Bachman®, Jax®, Wachusett®, Snikiddy®, Kitchen Cooked®, Snyder of Berlin®, and Tim’s Cascade®, among others, are distributed nationally through grocery stores, mass merchants, club stores, convenience stores, dollar/value stores, drug stores, gasoline stations, and other food retailers.

Based in Hanover, Pennsylvania, Utz operates fourteen manufacturing facilities located in Pennsylvania, Alabama, Arizona, Illinois, Indiana, Louisiana, Massachusetts and Washington, and distributes its products through over 1,600 Direct Store Delivery (DSD) routes and direct to customer warehouses.

For information about Utz and its products, please visit www.utzsnacks.com or call 1-800-FOR-SNAX.

About Collier Creek

Collier Creek is a special purpose acquisition company that completed its initial public offering in October 2018, raising $440 million in proceeds. Collier Creek was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Collier Creek was co-founded by Roger K. Deromedi, Chinh E. Chu, and Jason K Giordano, who bring over 80 years of combined investing and operating experience, with a focus on the consumer goods sector. Mr. Deromedi is the former Chairman of Pinnacle Foods and the former Chief Executive Officer of Kraft Foods. Mr. Chu and Mr. Giordano are Senior Managing Directors of CC Capital, a private investment firm. Collier Creek’s Class A common shares, units, and warrants trade on the NYSE under the symbols CCH, CCH.U, and CCH WS, respectively. For more information, please visit www.colliercreekholdings.com.

Additional Information about the Business Combination and Where to Find It

Collier Creek has filed a registration statement with the SEC which includes a preliminary proxy statement and preliminary prospectus of Collier Creek in connection with the proposed business combination and, after the registration statement is declared effective, will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This press release does not contain all the information that should be considered concerning the business combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed business combination. Collier Creek’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, any amendments thereto, and the definitive proxy statement/prospectus in connection with Collier Creek’s solicitation of proxies for the special meeting to be held to approve the business combination, as these materials will contain important information about Utz and Collier Creek and the proposed business combination.

The definitive proxy statement/prospectus will be mailed to the shareholders of Collier Creek as of a record date to be established for voting on the business combination. Such shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: Collier Creek Holdings, 200 Park Avenue, 58th Floor, New York, NY 10166, attention: Bradford Williams (williams@cc.capital).

Participants in the Solicitation

Collier Creek, Utz and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Collier Creek’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Collier Creek’s directors and officers in Collier Creek’s filings with the SEC, including Collier Creek’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 12, 2020, and such information and names of Utz’s directors and executive officers is contained in the Registration Statement on Form S-4, as amended, filed with the SEC by Collier Creek, which includes the proxy statement/prospectus of Collier Creek for the business combination. Shareholders can obtain copies of Collier Creek’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Collier Creek Holdings, 200 Park Avenue, 58th Floor, New York, NY 10166, attention: Bradford Williams (williams@cc.capital).

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Collier Creek’s and Utz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Collier Creek’s and Utz’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Collier Creek’s and Utz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against Collier Creek and Utz following the announcement of the business combination agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Collier Creek or other conditions to closing in the business combination agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement or could otherwise cause the business combination to fail to close; (5) the amount of redemption requests made by Collier Creek’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Utz or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those included in the section “Risk Factors”, and in Collier Creek’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Collier Creek considers immaterial or which are unknown. It is not possible to predict or identify all such risks. Collier Creek cautions that the foregoing list of factors is not exclusive. Collier Creek cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Collier Creek does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Non-GAAP Financial Measures

This press release uses certain non-GAAP financial measures such as Pro Forma Net Sales and Further Adjusted EBITDA. These non-GAAP financial measures should not be construed as alternatives to net income or net sales measured in accordance with accounting principles generally accepted in the U.S. (“GAAP”) as indicators of operating performance or as alternatives to cash flow provided by operating activities as a measure of liquidity (each as determined in accordance with GAAP). Other companies, including those in the snack industry, may calculate these non-GAAP financial measures differently from how they are calculated and used herein, reducing their overall usefulness. See Collier Creek’s investor presentation furnished on a current report on Form 8-K filed with the SEC on June 5, 2020 for a reconciliation of such non-GAAP financial measures to the most comparable GAAP measure. This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Collier Creek is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP measure without unreasonable effort. Consequently, neither this press release nor the presentation includes disclosure of estimated comparable GAAP measures and no reconciliation of the forward-looking non-GAAP financial measures is included.

Investor Contacts

Katie Turner

ICR

646-277-1228

Katie.Turner@icrinc.com

Media Contacts

Collier Creek:

Jonathan Keehner / Tim Ragones / Kate Thompson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Utz:

Cory Ziskind

ICR

646-277-1232

Cory.Ziskind@icrinc.com